UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 14, 2018

QUINTANA ENERGY SERVICES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38383	82-1221944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Louisiana Street, Suite 2900 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (832) 518-4094

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.
On November 14, 2018, Quintana Energy Services Inc. (the “Company”) will participate in one-on-one meetings at the Bank of America Merrill Lynch 2018 Global Energy Conference held in New York, New York. On November 14, 2018, the presentation was posted to its website at www.quintanaenergyservices.com. The presentation is attached hereto as Exhibit 99.1.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description
99.1	Bank of America Merrill Lynch 2018 Global Energy Conference Presentation posted November 14, 2018*
* Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 14, 2018
QUINTANA ENERGY SERVICES INC.

By:    /s/ D. Rogers Herndon
Name:    D. Rogers Herndon
Title:    Chief Executive Officer, President and Director